AXP(R)Federal Income Fund
                                                            2001 ANNUAL REPORT
                                                         (PROSPECTUS ENCLOSED)


American
   Express
Funds

                                                                (icon of) clock

AXP Federal Income Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

A Comfortable Compromise

Balancing risk and reward is something all investors must consider. In the fixed-income area, intermediate-term securities issued by the federal government and its agencies offer a good middle ground. These securities, which form the core of AXP Federal Income Fund, normally provide greater investment stability than long-term bonds, while still offering a yield higher than that of insured investments such as bank CDs. For a conservative investor, that can be a rewarding combination.


Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.
From the Chairman                              3
From the Portfolio Manager                     3
Fund Facts                                     5
Making the Most of the Fund                    6
The Fund's Long-term Performance               7
Board Members and Officers                     9
Independent Auditors' Report (Fund)           11
Financial Statements (Fund)                   12
Notes to Financial Statements (Fund)          15
Independent Auditors' Report (Portfolio)      22
Financial Statements (Portfolio)              23
Notes to Financial Statements (Portfolio)     25
Investments in Securities                     29
Federal Income Tax Information                34


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2   AXP FEDERAL INCOME FUND

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson



(picture of) Scott R. Kirby
Scott R. Kirby
Portfolio manager

From the Portfolio Manager
Declining interest rates and a rally by mortgage-backed securities laid the groundwork for a productive 12 months for AXP Federal Income Fund. During the past fiscal year -- June 2000 through May 2001 -- the Fund's Class A shares generated a total return of 10.19% (excluding the sales charge).

After growing at very robust rate early in 2000, the economy began showing signs of slowing down about the time the fiscal year began. That helped calm the nerves of bond investors, who had been concerned that a red-hot economy might soon lead to higher inflation -- the bond market's eternal nemesis.



--------------------------------------------------------------------------------
3   ANNUAL REPORT -- 2001

Also lending support to the market was the Federal Reserve's decision to leave short-term interest rates unchanged during the second half of 2000, a turnabout from the several rate increases the Fed implemented prior to the start of the fiscal year. (The Fed usually raises rates when it believes there is a risk of substantially higher inflation.) In fact, as the period progressed, some observers began predicting that the Fed might soon need to reduce rates to keep economic growth from grinding to a halt. That proved true, as the Fed began aggressively cutting rates in early January.

`MORTGAGES' MAKE THEIR MOVE
With inflation fears fading, buyers began moving more money into bonds, which in turn drove yields down and prices up in most sectors of the market. Attracting especially strong buying were high-quality mortgage-backed bonds sponsored by the federal agencies known as "Fannie Mae" (Federal National Mortgage Association) and "Freddie Mac" (Federal Home Loan Mortgage Corporation). Consequently, they experienced particularly good price appreciation.

The trend worked to the advantage of the Fund, as nearly all of its assets were invested in such securities. This strategy was based on my belief that, heading into the fiscal year, mortgage-backed bonds offered very good value as well as a healthy level of interest income. I also continued a long-standing strategy of using futures, options, dollar rolls and forward contracts in an effort to enhance the Fund's total return. The net effect of these investments, however, turned out to be somewhat negative during the period.

Looking toward the new fiscal year, I think most of the Fed's interest-rate reductions are behind us and that the economic growth probably will pick up. If that proves true, capital appreciation in the bond market will be limited, leaving interest income to provide the bulk of the Fund's return. In light of that outlook, I plan to emphasize mortgage-backed bonds, especially those that are less susceptible to mortgage pre-payments, to maintain a relatively high level of income in the Fund.

Scott R. Kirby



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4   AXP FEDERAL INCOME FUND

Fund Facts

Class A -- 12-month performance
(All figures per share)
Net asset value (NAV)
May 31, 2001                                                     $4.78
May 31, 2000                                                     $4.59
Increase                                                         $0.19

Distributions -- June 1, 2000 - May 31, 2001
From income                                                      $0.27
From long-term capital gains                                     $  --
Total distributions                                              $0.27
Total return**                                                 +10.19%

Class B -- 12-month performance
(All figures per share)
Net asset value (NAV)
May 31, 2001                                                     $4.78
May 31, 2000                                                     $4.59
Increase                                                         $0.19

Distributions -- June 1, 2000 - May 31, 2001
From income                                                      $0.23
From long-term capital gains                                      $ --
Total distributions                                              $0.23
Total return**                                                  +9.36%

Class C -- June 26, 2000*- May 31, 2001
(All figures per share)
Net asset value (NAV)
May 31, 2001                                                     $4.78
June 26, 2000*                                                   $4.63
Increase                                                         $0.15

Distributions -- June 26, 2000* - May 31, 2001
From income                                                      $0.21
From long-term capital gains                                      $ --
Total distributions                                              $0.21
Total return**                                                  +8.08%***

Class Y -- 12-month performance
(All figures per share)
Net asset value (NAV)
May 31, 2001                                                     $4.78
May 31, 2000                                                     $4.59
Increase                                                         $0.19

Distributions -- June 1, 2000 - May 31, 2001
From income                                                      $0.28
From long-term capital gains                                      $ --
Total distributions                                              $0.28
Total return**                                                 +10.36%

*    Inception date.

** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

***  The total return for Class C is not annualized.


--------------------------------------------------------------------------------
5   ANNUAL REPORT -- 2001

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:
o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.



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6   AXP FEDERAL INCOME FUND

The Fund's Long-term Performance

How your $10,000 has grown in AXP Federal Income Fund

(line graph depicting performance of the Fund and key indexes)
$30,000

                   Lehman Brothers Aggregate Bond Index
$20,000
                                    AXP Federal Income Fund Class A [x]
            Merrill Lynch 1-3 Year U.S. Goverment Index
      Lipper Short U.S. Government Funds Index

[x] $9,525

'91   '92    '93    '94    '95   '96   '97    '98    '99    '00    '01


Average Annual Total Returns (as of May 31, 2001)
                                                                    Since
                       1 year           5 years       10 years    inception
Class A                 +4.95%           +4.94%        +5.67%         N/A
Class B                 +5.36%           +5.02%          N/A        +5.57%*
Class C                   N/A              N/A           N/A        +7.64%**
Class Y                +10.36%           +6.09%          N/A        +6.50%*

 *   Inception date was March 20, 1995.
**   Inception date was June 26, 2000.

Assumes: Holding period from 6/1/91 to 5/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $8,865. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Lehman Brothers Aggregate Bond Index, the Lipper Short U.S. Government Funds Index, and the Merrill Lynch 1-3 Year U.S. Government Index. In comparing AXP Federal Income Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.


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7   ANNUAL REPORT -- 2001

Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper Short U.S. Government Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies and objectives.

Merrill Lynch 1-3 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance. However, the securities used to create the index may not be representative of the bonds held in the Fund.

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8   AXP FEDERAL INCOME FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 65 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held with        Principal occupations during       Other directorships
                                Registrant and length     past five years
                                of service
------------------------------- ------------------------- ---------------------------------- -----------------------------
H. Brewster Atwater, Jr.        Board member since 1996   Retired chair and chief            Merck & Co., Inc.
4900 IDS Tower  Minneapolis,                              executive officer, General         (pharmaceuticals)
MN 55402                                                  Mills, Inc.  (consumer foods)
Born in 1931
------------------------------- ------------------------- ---------------------------------- -----------------------------
Arne H. Carlson                 Chair of the Board        Chair, Board Services
901 S. Marquette Ave.           since 1999                Corporation (provides
Minneapolis, MN 55402                                     administrative  services to
Born in 1934                                              boards)
                                                          Former Governor of Minnesota
------------------------------- ------------------------- ---------------------------------- -----------------------------
Lynne V. Cheney  American       Board member since 1994   Distinguished Fellow, AEI          The Reader's Digest
Enterprise Institute  for                                                                    Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
------------------------------- ------------------------- ---------------------------------- -----------------------------
Livio D. DeSimone               Board member since 2001   Retired chair of the board and     Cargill, Incorporated
30 Seventh Street  St. Paul,                              chief executive officer,           (commodity merchants and
MN 55101-4901                                             Minnesota Mining and               processors), Target
                                                          Manufacturing (3M)                 Corporation (department
                                                                                             stores), General Mills,
                                                                                             Inc. (consumer foods) and
                                                                                             Vulcan Materials Company
                                                                                             (construction
Born in 1936                                                                                 materials/chemicals)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Ira D. Hall                     Board member since 2001   Treasurer, Texaco Inc. since
Texaco, Inc.                                              1998. Prior to that, director,
2000 Westchester Avenue                                   International Operations IBM
White Plains, NY 10650                                    Corp.
Born in 1944
------------------------------- ------------------------- ---------------------------------- -----------------------------

Heinz F. Hutter                 Board member  since 1994  Retired president and chief
P.O. Box 2187                                             operating officer, Cargill,
Minneapolis, MN 55402                                     Incorporated (commodity
Born in 1929                                              merchants and processors)
------------------------------- ------------------------- ---------------------------------- -----------------------------
Anne P. Jones                   Board member since 1985   Attorney and telecommunications    Motorola, Inc. (electronics)
5716 Bent Branch Rd.                                      consultant
Bethesda, MD 20816
Born in 1935
------------------------------- ------------------------- ---------------------------------- -----------------------------
William R. Pearce               Board member  since 1980  RII Weyerhaeuser World
2050 One Financial Plaza                                  Timberfund, L.P. (develops
Minneapolis, MN 55402                                     timber resources) - management
Born in 1927                                              committee; Former chair,
                                                          American Express Funds
------------------------------- ------------------------- ---------------------------------- -----------------------------


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9   ANNUAL REPORT -- 2001

Independent Board Members

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Alan K. Simpson              Board member     Former three-term United States          Biogen, Inc. (bio-pharmaceuticals)
1201 Sunshine Ave. Cody,     since 1997       Senator for Wyoming
WY 82414
Born in 1931
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
C. Angus Wurtele Suite       Board member     Retired chair of the board and  chief    The Valspar Corporation (paints),
1700, Foshay Tower           since 1994       executive officer,  The Valspar          Bemis Corporation (packaging)
Minneapolis, MN 55402 Born                    Corporation
in 1934
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
David R. Hubers              Board member     Retired chief executive officer and      Chronimed Inc. (specialty
50643 AXP Financial Center   since 1993       director and current chair of the        pharmaceutical distribution) RTW Inc.
Minneapolis, MN 55474                         board of AEFC                            (manages workers  compensation
Born in 1943                                                                           programs) Lawson Software, Inc.
                                                                                       (technology based business
                                                                                       applications)
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John R. Thomas               Board member     Senior vice president - information
50652 AXP Financial Center   since 1987,      and technology of AEFC
Minneapolis, MN 55474        president
Born in 1937                 since 1997
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address, age           Position held    Principal occupations  during past       Other directorships
                             with             five years
                             Registrant and
                             length of
                             service
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
John M. Knight               Treasurer        Vice president -  investment
50005 AXP Financial Center   since 1999       accounting of AEFC
Minneapolis, MN 55474 Born
in 1952
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Leslie L. Ogg                Vice             President of Board Services
901 S. Marquette Ave.        president,       Corporation
Minneapolis, MN 55402        general
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- ---------------- ---------------------------------------- ----------------------------------------
Frederick C. Quirsfeld       Vice president   Senior vice president -  fixed income
53609 AXP Financial Center   since 1998       and director of AEFC
Minneapolis, MN 55474
Born in 1947
---------------------------- ---------------- ---------------------------------------- ----------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.



--------------------------------------------------------------------------------
10   AXP FEDERAL INCOME FUND

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP FEDERAL INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of AXP Federal Income Fund, Inc. as of May 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001, and the financial highlights for each of the years in the five-year period ended May 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Federal Income Fund, Inc. as of May 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with acccounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

July 6, 2001

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11   ANNUAL REPORT -- 2001

Financial Statements
Statement of assets and liabilities

AXP Federal Income Fund, Inc.

May 31, 2001

Assets
Investment in Government Income Portfolio (Note 1)           $2,127,823,071
Capital shares receivable                                           299,055
                                                                    -------
Total assets                                                  2,128,122,126
                                                              -------------

Liabilities
Dividends payable to shareholders                                 1,888,604
Accrued distribution fee                                             32,188
Accrued service fee                                                     439
Accrued transfer agency fee                                           6,078
Accrued administrative services fee                                   2,730
Other accrued expenses                                              510,438
                                                                    -------
Total liabilities                                                 2,440,477
                                                                  ---------
Net assets applicable to outstanding capital stock           $2,125,681,649
                                                             ==============

Represented by
Capital stock -- $.01 par value (Note 1)                     $    4,447,585
Additional paid-in capital                                    2,334,881,600
Undistributed net investment income                               1,050,228
Accumulated net realized gain (loss) (Note 5)                  (240,587,784)
Unrealized appreciation (depreciation) on investments            25,890,020
                                                                 ----------
Total -- representing net assets applicable
   to outstanding capital stock                              $2,125,681,649
                                                             ==============
Net assets applicable to outstanding shares:
                  Class A                                    $1,046,578,655
                  Class B                                    $  911,548,363
                  Class C                                    $    6,969,263
                  Class Y                                    $  160,585,368
Net asset value per share of outstanding capital stock:
                  Class A shares           218,957,024       $         4.78
                  Class B shares           190,742,034       $         4.78
                  Class C shares             1,457,848       $         4.78
                  Class Y shares            33,601,602       $         4.78

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   AXP FEDERAL INCOME FUND

Statement of operations
AXP Federal Income Fund, Inc.

Year ended May 31, 2001

Investment income
Income:
Interest                                                        $139,968,434
                                                                ------------
Total income                                                     139,968,434
                                                                 -----------
Expenses (Note 2):
Expenses allocated from Government Income Portfolio               11,299,777
Distribution fee
   Class A                                                         2,621,716
   Class B                                                         8,823,724
   Class C                                                            31,046
Transfer agency fee                                                2,099,937
Incremental transfer agency fee
   Class A                                                           110,154
   Class B                                                           140,312
   Class C                                                               462
Service fee -- Class Y                                               155,473
Administrative services fees and expenses                            994,228
Compensation of board members                                          9,844
Printing and postage                                                 496,464
Registration fees                                                    164,947
Audit fees                                                            11,750
Other                                                                  8,704
                                                                       -----
Total expenses                                                    26,968,538
   Earnings credits on cash balances (Note 2)                       (187,564)
                                                                    --------
Total net expenses                                                26,780,974
                                                                  ----------
Investment income (loss) -- net                                  113,187,460
                                                                 -----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                          35,605,406
   Short positions in securities                                   3,313,913
   Futures contracts                                             (87,623,758)
   Options contracts written                                      31,115,153
                                                                  ----------
Net realized gain (loss) on investments                          (17,589,286)
Net change in unrealized
appreciation (depreciation) on investments                       103,404,118
                                                                 -----------
Net gain (loss) on investments                                    85,814,832
                                                                  ----------
Net increase (decrease) in net assets resulting from operations $199,002,292
                                                                ============

See accompanying notes to financial statements.


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13   ANNUAL REPORT -- 2001


Statements of changes in net assets AXP Federal Income Fund, Inc.

Year ended May 31,                                   2001              2000

Operations and distributions
Investment income (loss) -- net                  $  113,187,460  $   164,697,414
Net realized gain (loss) on investments             (17,589,286)    (161,971,636)
Net change in unrealized appreciation
   (depreciation) on investments                    103,404,118      (11,748,639)
                                                    -----------      -----------
Net increase (decrease) in net assets
   resulting from operations                        199,002,292       (9,022,861)
Distributions to shareholders from:
   Net investment income
      Class A                                       (59,338,208)     (87,267,267)
      Class B                                       (43,267,360)     (67,081,101)
      Class C                                          (145,067)              --
      Class Y                                        (9,058,042)     (10,938,490)
   Net realized gain
      Class A                                                --      (22,696,103)
      Class B                                                --      (20,384,476)
      Class Y                                                --       (2,771,806)
                                                   ------------       ----------
Total distributions                                (111,808,677)    (211,139,243)
                                                   ------------     ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 6)                   557,031,191      957,959,429
   Class B shares                                   616,334,169    1,101,306,020
   Class C shares                                    11,695,359               --
   Class Y shares                                    73,132,540       90,422,090
Reinvestment of distributions at net asset value
   Class A shares                                    50,921,168       91,983,422
   Class B shares                                    40,707,729       82,266,629
   Class C shares                                       135,612               --
   Class Y shares                                     9,136,754       13,501,446
Payments for redemptions
   Class A shares                                  (743,174,447)  (1,525,008,689)
   Class B shares (Note 2)                         (763,027,277)  (1,604,093,987)
   Class C shares (Note 2)                           (4,929,639)              --
   Class Y shares                                  (102,610,026)    (107,104,930)
                                                   ------------     ------------
Increase (decrease) in net assets
   from capital share transactions                 (254,646,867)    (898,768,570)
                                                   ------------     ------------
Total increase (decrease) in net assets            (167,453,252)  (1,118,930,674)
Net assets at beginning of year                   2,293,134,901    3,412,065,575
                                                  -------------    -------------
Net assets at end of year                        $2,125,681,649  $ 2,293,134,901
                                                 ==============  ===============
Undistributed (excess of distributions over)
   net investment income                         $    1,050,228  $      (328,697)
                                                 --------------  ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   AXP FEDERAL INCOME FUND

Notes to Financial Statements

AXP Federal Income Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 862 shares of capital stock at $4.64 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio
The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.



--------------------------------------------------------------------------------
15   ANNUAL REPORT -- 2001

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been increased by $555 resulting in a net reclassification adjustment to increase paid-in capital by $555.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.50
o Class B $20.50
o Class C $20.00
o Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
16   AXP FEDERAL INCOME FUND

Sales charges received by the Distributor for distributing Fund shares were $9,699,250 for Class A and $1,063,950 for Class B for the year ended May 31, 2001 and $2,905 for Class C for the period ended May 31, 2001.

During the year ended May 31, 2001, the Fund's transfer agency fees were reduced by $187,564 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended May 31, 2001
                                             Class A         Class B           Class C*          Class Y
Sold                                      117,838,668       130,460,620        2,468,176       15,440,033
Issued for reinvested distributions        10,793,813         8,634,876           28,527        1,937,886
Redeemed                                 (157,861,929)     (162,183,223)      (1,038,855)     (21,830,395)
                                         ------------      ------------       ----------      -----------
Net increase (decrease)                   (29,229,448)      (23,087,727)       1,457,848       (4,452,476)
                                          -----------       -----------        ---------       ----------

* Inception date was June 26, 2000.



                                                               Year ended May 31, 2000
                                             Class A         Class B            Class C          Class Y
Sold                                      199,298,363       229,059,887            N/A         18,947,351
Issued for reinvested distributions        19,251,663        17,223,651            N/A          2,832,909
Redeemed                                 (319,120,358)     (335,745,653)           N/A        (22,473,696)
                                         ------------      ------------                       -----------
Net increase (decrease)                  (100,570,332)      (89,462,115)           N/A           (693,436)
                                         ------------       -----------            ---           --------

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2001.

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $197,677,589 as of May 31, 2001, that if not offset by subsequent capital gains, will expire in 2008 through 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
17   ANNUAL REPORT -- 2001

6. FUND MERGER
As of the close of business on July 14, 2000, AXP Federal Income Fund acquired the assets and assumed the identified liabilities of Strategist Government Income Fund.

The aggregate net assets of AXP Federal Income Fund immediately before the acquisition were $2,204,113,847.

The merger was accomplished by a tax-free exchange of 185,105 shares of Strategist Government Income Fund valued at $836,876.

In exchange for the Strategist Government Income Fund shares and net assets, AXP Federal Income Fund issued the following number of shares:

                  Shares      Net assets
Class A         179,930        $836,876

Strategist Government Income Fund's net assets at that date consisted of capital stock of $907,578, accumulated net realized loss of $56,041 and unrealized depreciation of $14,661.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
18   AXP FEDERAL INCOME FUND

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)

Fiscal period ended May 31,                         2001        2000       1999       1998       1997
Net asset value, beginning of period                $4.59       $4.94      $5.08      $4.98      $4.92
Income from investment operations:
Net investment income (loss)                          .27         .27        .27        .30        .32
Net gains (losses)
   (both realized and unrealized)                     .19        (.27)      (.07)       .10        .06
Total from investment operations                      .46          --       .20         .40        .38
Less distributions:
Dividends from net investment income                 (.27)       (.28)      (.27)      (.30)      (.32)
Distributions from realized gains                      --        (.07)      (.07)        --         --
Total distributions                                  (.27)       (.35)      (.34)      (.30)      (.32)
Net asset value, end of period                      $4.78       $4.59      $4.94      $5.08      $4.98

Ratios/supplemental data
Net assets, end of period (in millions)           $1,047       $1,139     $1,723     $1,403     $1,267
Ratio of expenses to average
   daily net assets(c)                               .98%        .92%       .88%       .86%       .90%
Ratio of net investment income (loss)
   to average daily net assets                      5.72%       5.71%      5.36%      5.89%      6.37%
Portfolio turnover rate (excluding
   short-term securities)                            366%        674%       278%       159%       146%
Total return(e)                                    10.19%       (.01%)     4.07%      8.15%      7.73%

Class B
Per share income and capital changes(a)

Fiscal period ended May 31,                         2001       2000       1999       1998       1997
Net asset value, beginning of period                $4.59       $4.94      $5.08      $4.98      $4.92
Income from investment operations:
Net investment income (loss)                          .24         .24        .23        .26        .28
Net gains (losses)
   (both realized and unrealized)                     .18        (.28)      (.07)       .10        .06
Total from investment operations                      .42        (.04)       .16        .36        .34
Less distributions:
Dividends from net investment income                 (.23)       (.24)      (.23)      (.26)      (.28)
Distributions from realized gains                      --        (.07)      (.07)        --         --
Total distributions                                  (.23)       (.31)      (.30)      (.26)      (.28)
Net asset value, end of period                      $4.78       $4.59      $4.94      $5.08      $4.98

Ratios/supplemental data
Net assets, end of period (in millions)              $912        $981     $1,498     $1,045       $820
Ratio of expenses to
   average daily net assets(c)                      1.73%       1.68%      1.63%      1.61%      1.66%
Ratio of net investment income (loss)
   to average daily net assets                      4.96%       4.95%      4.61%      5.13%      5.60%
Portfolio turnover rate (excluding
   short-term securities)                            366%        674%       278%       159%       146%
Total return(e)                                     9.36%       (.77%)     3.31%      7.32%      6.90%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
20   ANNUAL REPORT -- 2001

Class C
Per share income and capital changes(a)

Fiscal period ended May 31, 2001b
Net asset value, beginning of period                $4.63
Income from investment operations:
Net investment income (loss)                          .22
Net gains (losses)
   (both realized and unrealized)                     .14
Total from investment operations                      .36
Less distributions:
Dividends from net investment income                 (.21)
Distributions from realized gains                      --
Total distributions                                  (.21)
Net asset value, end of period                      $4.78

Ratios/supplemental data
Net assets, end of period (in millions)               $7
Ratio of expenses to
   average daily net assets(c)                      1.73%(d)
Ratio of net investment income (loss)
   to average daily net assets                      4.93%(d)
Portfolio turnover rate (excluding
   short-term securities)                            366%
Total return(e)                                     8.08%


Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                         2001        2000        1999       1998       1997

Net asset value, beginning of period                $4.59       $4.94      $5.08      $4.98      $4.92
Income from investment operations:
Net investment income (loss)                          .28         .28        .28        .30        .32
Net gains (losses)
   (both realized and unrealized)                     .19        (.28)      (.07)       .10        .06
Total from investment operations                      .47          --        .21        .40        .38
Less distributions:
Dividends from net investment income                 (.28)       (.28)      (.28)      (.30)      (.32)
Distributions from realized gains                      --        (.07)      (.07)     --         --
Total distributions                                  (.28)       (.35)      (.35)      (.30)      (.32)
Net asset value, end of period                      $4.78       $4.59      $4.94      $5.08      $4.98

Ratios/supplemental data
Net assets, end of period (in millions)              $161        $175       $191       $119       $115
Ratio of expenses to
   average daily net assets(c)                       .82%        .78%       .80%       .78%       .73%
Ratio of net investment income (loss)
   to average daily net assets                      5.89%       5.92%      5.44%      5.97%      6.54%
Portfolio turnover rate (excluding
   short-term securities)                            366%        674%       278%       159%       146%
Total return(e)                                    10.36%        .15%      4.15%      8.23%      7.91%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   AXP FEDERAL INCOME FUND

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
21   ANNUAL REPORT -- 2001

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended May 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Government Income Portfolio as of May 31, 2001, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

July 6, 2001



--------------------------------------------------------------------------------
22   AXP FEDERAL INCOME FUND

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

May 31, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $2,363,698,823)                                                         $2,396,200,718
Cash in bank on demand deposit                                                                      32,208
Accrued interest receivable                                                                     16,261,973
Receivable for investment securities sold                                                      194,494,886
                                                                                               -----------
Total assets                                                                                 2,606,989,785
                                                                                             -------------
Liabilities
Payable for investment securities purchased                                                     87,359,893
Payable for securities purchased on a when-issued basis (Note 1)                               132,749,987
Payable upon return of securities loaned (Note 5)                                              216,970,625
Accrued investment management services fee                                                          29,341
Other accrued expenses                                                                             107,164
Securities sold short, at value (proceeds $40,806,641) (Note 3)                                 40,826,563
Options contracts written, at value (premium received $1,120,852) (Note 6)                       1,014,856
                                                                                                 ---------
Total liabilities                                                                              479,058,429
                                                                                               -----------
Net assets                                                                                  $2,127,931,356
                                                                                            ==============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
23   ANNUAL REPORT -- 2001


Statement of operations
Government Income Portfolio

Year ended May 31, 2001

Investment income
Income:
Interest                                                                                      $139,998,463
Expenses (Note 2):                                                                            ------------
Investment management services fee                                                              10,598,814
Compensation of board members                                                                       12,136
Custodian fees                                                                                     631,670
Audit fees                                                                                          35,500
Other                                                                                               44,032
                                                                                                    ------
Total expenses                                                                                  11,322,152
   Earnings credits on cash balances (Note 2)                                                      (21,338)
                                                                                                    -------
Total net expenses                                                                              11,300,814
                                                                                                ----------
Investment income (loss) -- net                                                                128,697,649
                                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                               35,611,335
   Short positions in securities                                                                 3,313,526
   Futures contracts                                                                           (87,629,466)
   Options contracts written (Note 6)                                                           31,116,941
                                                                                                ----------
Net realized gain (loss) on investments                                                        (17,587,664)
Net change in unrealized appreciation (depreciation) on investments                            103,416,833
                                                                                               -----------
Net gain (loss) on investments                                                                  85,829,169
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                               $214,526,818
                                                                                              ============


Statements of changes in net assets
Government Income Portfolio

Year ended May 31,                                                        2001                    2000
Operations
Investment income (loss) -- net                                       $  128,697,649       $   187,300,474
Net realized gain (loss) on investments                                  (17,587,664)         (162,014,369)
Net change in unrealized appreciation
   (depreciation) on investments                                         103,416,833           (11,756,905)
Net increase (decrease) in net assets                                    -----------           ------------
   resulting from operations                                             214,526,818            13,529,200
Net contributions (withdrawals) from partners                           (384,017,781)       (1,130,555,315)
                                                                        -------------       ---------------
Total increase (decrease) in net assets                                 (169,490,963)       (1,117,026,115)
Net assets at beginning of year                                        2,297,422,319         3,414,448,434
                                                                       -------------         -------------
Net assets at end of year                                             $2,127,931,356       $ 2,297,422,319
                                                                      ==============       ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24      AXP FEDERAL INCOME FUND

Notes to Financial Statements

Government Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
25   ANNUAL REPORT -- 2001

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales
The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's gross assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its commitment. As of May 31, 2001, the Portfolio had entered into outstanding when-issued or forward-commitments of $132,749,987.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.


--------------------------------------------------------------------------------
26   AXP FEDERAL INCOME FUND

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended May 31, 2001, the Portfolio's custodian fees were reduced by $21,338 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $7,943,789,075 and $9,027,124,153, respectively, for the year ended May 31, 2001. For the same period, the portfolio turnover rate was 366%. Realized gains and losses are determined on an identified cost basis.

As of May 31, 2001, the following security was sold short:

                                     Principal
Issuer                                amount        Proceeds          Value
Federal Natl Mtge Assn 6.00% 2030   $42,500,000   $40,806,641    $40,826,563

4. INTEREST RATE FUTURES CONTRACTS
As of May 31, 2001, investments in securities included securities valued at $63,158,360 that were pledged as collateral to cover initial margin deposits on 4,262 open purchase contracts and 5,175 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2001, was $1,003,506,113 with a net unrealized loss of $1,633,423. The notional market value of the open sale contracts as of May 31, 2001, was $650,874,750 with a net unrealized loss of $5,063,164. See "Summary of significant accounting policies."

5. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2001, securities valued at $210,153,940 were on loan to brokers. For collateral, the Portfolio received $216,970,625 in cash. Income from securities lending amounted to $201,347 for the year ended May 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
27   ANNUAL REPORT -- 2001

6. OPTIONS CONTRACTS WRITTEN

Contracts and premium amounts associated with options contracts written are as follows:

                                      Year ended May 31, 2001
                                   Puts                         Calls
                       Contracts        Premium      Contracts        Premium
Balance May 31, 2000      10,922     $ 3,542,529        21,149    $  9,776,220
Opened                    85,360      15,451,861       116,579      26,029,317
Closed                   (27,836)     (9,495,319)      (46,647)    (11,829,391)
Exercised                     --              --       (31,508)    (20,925,968)
Expired                  (63,558)     (8,714,654)      (58,935)     (2,713,743)
                         -------      ----------       -------      ----------
Balance May 31, 2001       4,888     $   784,417           638    $    336,435
                           -----     -----------           ---    ------------

See "Summary of significant accounting policies."


7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

--------------------------------------------------------------------------------
28   AXP FEDERAL INCOME FUND

Investments in Securities

Government Income Portfolio

May 31, 2001
(Percentages represent value of investments compared to net assets)

Bonds (97.4%)
Issuer        Coupon              Principal            Value(a)
               rate                amount
Mortgage-backed securities (80.6%)
Federal Home Loan Mtge Corp
   07-01-03    6.50%                $3,193                $3,192
   11-15-03    6.38             40,000,000            41,443,600
   09-01-09    6.50              2,834,576             2,873,536
   10-01-10    7.00              7,314,487             7,533,179
   01-01-13    6.00              8,739,022             8,733,086
   02-01-13    6.50                588,098               594,326
   05-01-14    6.50                864,702               872,599
   06-01-14    6.50              4,753,607             4,797,079
   07-01-14    6.50             30,724,411            31,005,021
   08-01-14    6.50              2,745,333             2,770,406
   09-01-14    6.50              5,452,460             5,502,258
   10-01-14    6.50              1,315,452             1,327,466
   11-01-14    6.50             13,100,969            13,220,622
   12-01-14    7.50              2,029,853             2,093,598
   01-01-15    7.50                109,322               112,755
   03-01-15    6.50              3,691,104             3,724,816
   03-01-15    7.50                536,095               552,930
   04-01-15    7.50            180,110,106           185,767,273
   05-01-15    7.50              3,930,073             4,057,243
   06-01-15    7.50              6,831,425             7,045,955
   12-01-15    8.00              2,225,033             2,308,208
   11-01-23    8.00              7,766,145             8,168,311
   05-01-24    7.50              3,302,355             3,406,857
   07-01-24    8.00                959,399             1,007,813
   07-01-24    8.00              3,530,909(f)          3,689,059
   01-01-25    9.00              3,633,048             3,869,701
   06-01-25    8.00              5,831,223             6,086,339
   08-01-25    8.00              1,451,973             1,520,618
   05-01-26    9.00              7,661,726             8,172,466
   01-01-28    6.00              2,407,416             2,331,620
   02-01-28    6.00             14,760,589            14,284,595
   06-01-29    7.00             21,649,390            21,873,859
   07-01-29    7.00             23,027,056(f)         23,265,808
  Collateralized Mtge Obligation
   11-15-23    4.00              2,767,431             2,741,821
  Interest Only
   01-01-20   10.00                 71,533(c)             16,802
   01-15-31    6.00             41,536,798(c)         11,422,619
  Principal Only
   09-15-03    6.46              3,769,291(d)          3,597,498
   05-15-08    7.14              3,743,979(d)          3,574,462
   05-15-08    8.13              5,422,941(d)          4,934,415
   11-15-23    7.86                834,511(d)            807,006
   03-15-09    7.38              2,394,838(d)          2,300,838
Federal Natl Mtge Assn
   11-14-03    4.75             20,000,000            20,002,800
   05-14-04    5.63            131,500,000           133,891,854
   08-15-04    6.50             95,000,000            98,959,410
   09-01-07    8.50              1,411,467             1,468,007
   05-01-13    6.00              4,395,021             4,380,822
   06-01-13    6.00             37,729,454            37,607,561
   09-01-13    6.00                 86,734                86,454
   10-01-13    6.00             13,865,276            13,820,481
   11-01-13    6.00             14,704,111            14,656,605
   12-01-13    5.50             22,950,781            22,365,314
   12-01-13    6.00              3,207,960             3,197,596
   01-01-14    5.50             41,710,439            40,646,419
   01-01-14    6.00              2,377,759             2,370,077
   02-01-14    5.50              4,210,569             4,103,159
   03-01-14    5.50              5,939,557             5,788,041
   03-01-14    6.00              3,943,715             3,930,974
   04-01-14    5.50            114,932,085           112,000,202
   06-01-14    6.50             52,540,992            53,044,300
   07-01-14    5.50             86,416,683            84,212,219
   07-01-14    6.50                198,374               199,980
   08-01-14    6.50             20,670,632            20,837,996
   09-01-14    6.00                341,409               339,606
   09-01-14    6.50              2,692,630             2,714,431
   10-01-14    7.00                996,980             1,019,472
   11-01-14    6.50              6,159,671             6,209,543
   03-01-15    7.00              2,399,002             2,453,125
   03-01-15    7.00             22,820,251(f)         23,335,092
   07-01-15    6.50             82,000,000(b)         82,333,125
   08-01-15    5.50             20,138,362            19,624,639
   11-01-21    8.00              1,430,020             1,502,783
   03-01-23    9.00                911,736               975,918
   07-01-23    7.50             20,363,516             5,200,418
   08-25-23    6.00             14,400,000            13,963,680
   09-01-23    6.50             32,621,517            32,470,316
   11-01-23    6.00              8,358,289             8,107,979
   12-01-23    7.00             10,213,160            10,373,687
   01-01-24    6.50              8,902,601             8,861,338
   06-01-24    9.00              3,051,213             3,263,336

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29   ANNUAL REPORT -- 2001

Issuer        Coupon              Principal            Value(a)
               rate                amount
Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   09-01-25    6.50%           $15,856,309           $15,749,941
   02-01-26    6.00                450,485               436,151
   02-01-26    8.00              1,393,717             1,459,851
   05-01-26    7.50             10,351,597            10,651,284
   04-01-27    7.00              6,035,699             6,102,913
   09-01-27    7.00              5,074,218             5,130,725
   10-01-27    5.50             13,539,131            12,706,420
   03-01-28    6.00              5,744,852             5,555,869
   04-01-28    6.00             41,042,041            39,662,930
   04-01-28    6.00              8,969,886(f)          8,677,370
   05-01-28    6.00              7,960,123             7,692,400
   07-01-28    6.00              8,332,048             8,051,817
   09-01-28    6.00             39,309,481            37,987,386
   10-01-28    6.00             15,263,356            14,750,003
   11-01-28    6.00              4,739,717             4,580,306
   12-01-28    6.00              9,381,910             9,066,367
   01-01-29    6.00             10,091,061             9,751,668
   01-01-29    7.50                311,116               319,081
   02-01-29    6.00              7,377,605             7,129,474
   03-01-29    6.00              3,160,776             3,053,699
   05-01-29    7.50                151,242               155,114
   06-01-29    6.00              3,576,670             3,456,375
   07-01-29    6.00              1,002,151               968,446
   07-01-29    7.00             42,500,000(b)         42,725,781
   08-01-29    7.50                371,946               380,612
   09-01-29    7.00              9,742,450             9,836,679
   09-01-29    7.50              7,345,675             7,513,669
   10-01-29    7.00              5,590,291             5,644,361
   12-01-29    7.50             13,414,437            13,726,983
   01-01-30    7.50              1,363,960             1,395,739
   02-01-30    7.50             17,908,237            18,325,484
   03-01-30    7.50              3,778,615             3,866,653
   04-01-31    6.50             19,945,421            19,708,958
   07-01-31    8.50                  3,145                 3,303
  Collateralized Mtge Obligation
   11-25-08    5.50              1,477,381             1,486,141
   07-25-12    7.00              2,367,417             2,408,610
   01-25-19    3.00                482,468               480,555
   08-25-21    4.50              2,441,361             2,427,850
   08-25-23    6.50             15,000,000            14,991,450
  Interest Only
   08-01-18    9.50                 35,095(c)              7,727
   01-15-20   10.00              1,623,769(c)            380,776
   02-25-22    9.50                246,695(c)             56,625
   07-25-22    8.50              5,715,121(c)          1,370,661
  Inverse Floater
   03-25-24   12.86                420,781(h)            437,344
  Principal Only
   06-25-21   12.57                198,497(d)            164,607
Govt Natl Mtge Assn
   08-20-19   11.00                107,354               118,654
Total                                              1,714,285,226

U.S. government obligations & agencies (16.8%)
Resolution Funding Corp
  Zero Coupon
   04-15-06    5.75              4,803,000(i)          3,722,421
U.S. Treasury
   12-31-02    5.13            209,000,000(e)        212,135,000
   01-31-03    4.75             42,500,000(e)         42,882,075
   02-15-03   10.75             15,000,000(f)         16,582,050
   11-15-03    4.25              1,950,000             1,940,562
   02-15-04    4.75             29,500,000(e)         29,652,220
   05-15-04   12.38              7,000,000             8,465,590
   05-15-05    6.75             12,750,000            13,606,673
   08-15-05    6.50              5,000,000             5,300,800
   08-15-05   10.75              4,750,000(f)          5,781,653
   05-15-06    6.88             12,600,000            13,611,906
   02-15-10    6.50              4,450,000             4,778,188
Total                                                358,459,138

Total bonds
(Cost: $2,040,162,224)                            $2,072,744,364


Options purchased (--%)
Issuer      Notional      Exercise      Expiration               Value(a)
             amount         price          date
Call
Sept. Eurodollar Bonds
          $215,000,000    $ 96.25         Sept. 2001             $204,250
Puts
Federal Natl Mtge Assn
            42,500,000         98         Sept. 2001              351,953
July U.S. Treasury Note
            42,600,000        100          June 2001               33,279

Total options purchased
(Cost: $592,442)                                                 $589,482


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30   AXP FEDERAL INCOME FUND

Short-term securities (15.2%)(g)

Issuer      Annualized            Amount                Value(a)
           yield on date        payable at
            of purchase          maturity
U.S. government agencies (14.5%)
Federal Home Loan Bank Disc Nts
  06-08-01     4.83%           $10,000,000            $9,988,754
  06-20-01     4.59             16,000,000            15,960,087
  06-22-01     4.24             20,000,000            19,948,300
  07-05-01     4.49              1,000,000               995,850
Federal Home Loan Mtge Corp Disc Nts
  06-08-01     4.60             17,800,000            17,779,981
  06-20-01     4.54             23,100,000            23,042,376
  06-21-01     4.54             16,000,000            15,957,405
  06-21-01     4.64              9,500,000             9,474,709
  07-10-01     3.90             25,000,000            24,892,220
  07-30-01     3.86             33,800,000            33,574,667
Federal Natl Mtge Assn Disc Nts
  06-07-01     4.87              6,500,000             6,493,705
  06-19-01     3.96             14,200,000            14,170,396
  06-21-01     4.58             11,300,000            11,269,917
  06-28-01     4.20             10,000,000             9,965,611
  07-19-01     4.19              5,600,000             5,568,391
  07-31-01     3.89             48,300,000            47,972,634
  08-23-01     3.87             41,400,000            41,013,600
Total                                                308,068,603

Commercial paper (0.7%)
AEGON Funding
  06-01-01     4.21             14,800,000(j)         14,798,269

Total short-term securities
(Cost: $322,944,157)                                $322,866,872

Total investments in securities
(Cost: $2,363,698,823)(k)                         $2,396,200,718



See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31   ANNUAL REPORT -- 2001

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2001, the cost of securities purchased, including interest purchased, on a when-issued or forward-commitment basis was $132,749,987.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest-only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

(d) Principal-only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal-only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents original yield based upon the estimated timing of future cash flows.

(e) Security is partially or fully on loan. See Note 5 to the financial statements.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                               Notional amount
     Purchase contracts
     Eurodollar March 2002, 90-day                     $ 53,000,000
     Eurodollar March 2003, 90-day                      148,750,000
     Eurodollar March 2004, 90-day                      157,750,000
     Eurodollar June 2002, 90-day                        53,000,000
     Eurodollar June 2003, 90-day                       148,750,000
     Eurodollar June 2004, 90-day                        73,000,000
     Eurodollar Sept. 2002, 90-day                       53,000,000
     Eurodollar Sept. 2003, 90-day                      148,250,000
     Eurodollar Sept. 2004, 90-day                       33,750,000
     Eurodollar Dec. 2002, 90-day                        53,000,000
     Eurodollar Dec. 2003, 90-day                       143,250,000

     Sale contracts
     Eurodollar June 2001, 90-day                        26,250,000
     Eurodollar Sept. 2001, 90-day                      205,000,000
     U.S. Treasury Note June 2001, 5-year                28,700,000
     U.S. Treasury Note Sept. 2001, 5-year              163,800,000
     U.S. Treasury Notes June 2001, 10-year              11,100,000
     U.S. Treasury Notes Sept. 2001, 10-year            221,400,000

--------------------------------------------------------------------------------
32   AXP FEDERAL INCOME FUND

(g) At May 31, 2001, cash or short-term securities were designated to cover open call options written as follows (see Note 6 to the financial statements):

     Issuer                                   Notional     Exercise  Expiration   Value(a)
                                               amount        price      date
     U.S. Treasury Bonds Sept. 2001          $42,500,000     $104     Aug. 2001    $192,576
     U.S. Treasury Notes Sept. 2001 10-year   21,300,000      105     Aug. 2001     132,273
                                              ----------      ---     ---------     -------
     Total value                                                                   $324,849
                                                                                   --------

     At May 31, 2001, cash or short-term securities were designated to cover open put options written as follows (see Note 6 to the financial statements):

      Issuer                                   Notional   Exercise   Expiration   Value(a)
                                                amount      price       date
     Federal Natl Mtge Assn                 $42,500,000    $ 98     Sept. 2001    $351,952
     U.S. Treasury Bond Sept. 2001           42,500,000      96      Aug. 2001     239,063
     U.S. Treasury Notes Sept. 2001 10-year  21,300,000     100      Aug. 2001      98,992
                                             ----------     ---      ---------      ------
     Total value                                                                  $690,007
                                                                                  --------

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2001. Inverse floaters in the aggregate represent 0.02% of the Portfolio's net assets as of May 31, 2001.

(i)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k)  At May 31, 2001, the cost of
     securities for federal income tax purposes was $2,365,921,138 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized   appreciation                        $37,749,105
        Unrealized   depreciation                         (7,469,525)
                                                          -----------
        Net unrealized appreciation                      $30,279,580
                                                         -----------
--------------------------------------------------------------------------------
33   ANNUAL REPORT -- 2001

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Federal Income Fund, Inc.
Fiscal year ended May 31, 2001

Class A

Income distributions taxable as dividend income, none qualifying for deduction by corporations.
Payable date           Per share
June 21, 2000           $0.02200
July 24, 2000            0.02530
Aug. 24, 2000            0.02314
Sept. 21, 2000           0.02284
Oct. 24, 2000            0.02577
Nov. 21, 2000            0.02074
Dec. 20, 2000            0.03194
Jan. 26, 2001            0.02407
Feb. 26, 2001            0.01912
March 26, 2001           0.01708
April 26, 2001           0.01845
May 24, 2001             0.01797
Total distributions     $0.26842


Class B
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date           Per share
June 21, 2000           $0.01941
July 24, 2000            0.02209
Aug. 24, 2000            0.02014
Sept. 21, 2000           0.02012
Oct. 24, 2000            0.02257
Nov. 21, 2000            0.01802
Dec. 20, 2000            0.02911
Jan. 26, 2001            0.02043
Feb. 26, 2001            0.01606
March 26, 2001           0.01431
April 26, 2001           0.01539
May 24, 2001             0.01520
Total distributions     $0.23285


--------------------------------------------------------------------------------
34   AXP FEDERAL INCOME FUND

Class C
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date           Per share
July 24, 2000          $0.02048
Aug. 24, 2000           0.02053
Sept. 21, 2000          0.02028
Oct. 24, 2000           0.02278
Nov. 21, 2000           0.01811
Dec. 20, 2000           0.02915
Jan. 26, 2001           0.02049
Feb. 26, 2001           0.01617
March 26, 2001          0.01435
April 26, 2001          0.01547
May 24, 2001            0.01517
Total distributions    $0.21298

Class Y

Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date           Per share
June 21, 2000          $0.02255
July 24, 2000           0.02595
Aug. 24, 2000           0.02378
Sept. 21, 2000          0.02342
Oct. 24, 2000           0.02645
Nov. 21, 2000           0.02131
Dec. 20, 2000           0.03255
Jan. 26, 2001           0.02484
Feb. 26, 2001           0.01977
March 26, 2001          0.01766
April 26, 2001          0.01910
May 24, 2001            0.01856
Total distributions    $0.27594

--------------------------------------------------------------------------------
35   ANNUAL REPORT -- 2001

AXP Federal Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: IFINX   Class B: ISHOX    Class C: N/A    Class Y: IDFYX

                                                                PRSRT STD AUTO
                                                                 U.S. POSTAGE
                                                                     PAID
                                                               AMERICAN EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.(American Express logo)

                                                                 S-6042 V (7/01)